UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 18, 2004

CAM COMMERCE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-16569	95-3866450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17075 Newhope Street
Fountain Valley, California 92708
(Address of principal executive offices)

Registrant’s telephone number, including area code: (714) 241-9241

N/A

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

ITEM 9. REGULATION FD DISCLOSURE

Geoff Knapp, the company’s chairman and chief executive officer, made a presentation on the company’s business and financial condition at the B. Riley & Co. Fifth Annual Investor Conference on March 18, 2004 at the Venetian Hotel in Las Vegas, Nevada. Mr. Knapp’s presentation included an update on the continued progress of the company’s X-Charge payment processing business. He discussed the following new information:

1. The company’s current annual revenue run rate on X-Charge payment processing is approximately $3 million on over $600 million in annual credit and debit card processing volume from more than 2,100 X-Charge customers.

2. The company achieved record sign-ups in February 2004, with 153 applications for approximately $48.5 million in annual credit card processing. Historically, a majority of applicants become processing customers.

3. The company had 55 resellers as of February 29, 2004 that had at least one customer processing with the company.

4. New sign-ups for X-Charge processing in March 2004 from reseller’s customers have already broken the company’s monthly record. We expect the reseller business for X-Charge to continue to trend upward for the foreseeable future as existing resellers bring us more business and new resellers sign on with us.

5. Cash and Marketable Securities as of February 29, 2004 was $14.6 million or $4.14 per share up from $13.3 million on December 31, 2003. The increase was related to cash received from the exercise of stock options and warrants.

6. The company expects to be profitable for the quarter ended March 31, 2004, giving it four consecutive quarters of profitability.

Important Information

The statements made in this news release, including those relating to the expectations of profitability and economic climates, are forward-looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Words such as “will,” “should,” “believe,” “expect,” “anticipate,” “outlook,” “forecast,” “optimistic,” “feel,” “potential,” “continue,” “intends,” “plans,” “estimates,” “may,” “seeks,” “would,” “future,” “bright,” “projected”, and other similar expressions that predict or indicate future events or trends, or that are not statements of historical matters, identify forward-looking statements. Expectations concerning financial results for future quarters are not actual results and are based upon preliminary estimates, as well as certain assumptions management believes to be reasonable at this time. Investors should not rely upon forward looking statements because they are subject to a variety of risks, uncertainties, and other factors that could cause actual results to differ materially from our expectations, and the company expressly does not undertake any duty to update forward-looking statements which speak only as of the date of this news release. The performance of any one quarter may not be indicative of future performance, particularly given prevailing market and economic uncertainties. In addition to the factors set forth elsewhere in this release, the economic, competitive, technological, and other factors identified in CAM Commerce Solutions’ filings with the Securities and Exchange Commission could affect the forward looking statements contained in this news release.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAM COMMERCE SOLUTIONS, INC.
(Registrant)

Date: March 18, 2004	/s/ Geoffrey Knapp

Geoffrey Knapp
Chief Executive Officer

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